Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 7 to the registration statement on Form N-1A (the "Registration Statement") of our report dated December 13, 1999, relating to the financial statements and financial highlights appearing in the October 31, 1999 Annual Report to Shareholders of Chase Vista Select Short-Term Bond Fund, Chase Vista Select Intermediate Bond Fund, Chase Vista Select Bond Fund, Chase Vista Select Balanced Fund, Chase Vista Select Equity Income Fund, Chase Vista Select Large Cap Equity Fund, Chase Vista Select Large Cap Growth Fund, Chase Vista Select New Growth Opportunities Fund, Chase Vista Select Small Cap Value Fund and Chase Vista Select International Equity Fund (separate portfolios of Mutual Fund Select Group), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the heading "Independent Accountants" in the Statement of Additional Information.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
February 28, 2000